Exhibit 99.1
UNAUDITED as of 12/29/2006

Opteum Inc. - Asset Information
This Table Reflects All Transactions.
Prices Used Are As Of 12/29/2006 And Are Based on the Average of Third-Party Broker Quotes.

Valuation
Asset Category	Market Value	As a Percentage of Mortgage Assets	As a Percentage of Mortgage Assets, Cash and P&I Receivable
Adjustable Rate Mortgage Backed Securities (1)	$2,105,817,840	74.98%	69.94%
Hybrid Adjustable Rate Mortgage Backed Securities	76,488,093	2.72%	2.54%
Fixed Rate Mortgage Backed Securities	476,120,980	16.95%	15.81%
Fixed Rate Agency Debt	62,069,389	2.21%	2.06%
Fixed Rate CMO	47,720,909	1.70%	1.59%
Balloon Maturity Mortgage Backed Securities	40,516,992	1.44%	1.35%
Total: Mortgage Assets (2)	$2,808,734,203	100.00%

Total Cash and Net Short-Term Receivables	$136,952,067		4.55%
Cash out on Margin (Encumbered Cash)	0		0.00%
Long-Term Note Receivable From Opteum Financial Services	65,000,000		2.16%
Total: All Assets*	$3,010,686,270		100.00%

Note: The Value of Securities in the Box is $1,074,296.

(1)	Adjustable Rate MBS are those that reset coupons within one year’s time.
(2)	This includes forward settling purchases. There are no forward settling sales as of 12/29/2006.
*	The information contained herein EXCLUDES all Opteum Financial Services LLC’s assets.

Characteristics
Asset Category	Weighted Average Coupon	Weighted Average Lifetime Cap	Weighted Average Periodic Cap Per Year (3)	Weighted Average Coupon Reset (in Months)	Longest Maturity	Weighted Average Maturity (in Months)
Adjustable Rate Mortgage Backed Securities (3)	5.12%	10.26%	1.80%	4.63	1-Apr-44	324
Hybrid Adjustable Rate Mortgage Backed Securities	4.71%	10.29%	1.98%	19.15	1-Nov-35	331
Fixed Rate Mortgage Backed Securities	6.90%	n/a	n/a	n/a	1-Sep-36	270
Fixed Rate Agency Debt	4.00%	n/a	n/a	n/a	25-Feb-10	38
Fixed Rate CMO	5.65%	n/a	n/a	n/a	25-Jul-34	322
Balloon Maturity Mortgage Backed Securities	4.02%	n/a	n/a	n/a	1-Feb-11	36
Total: Mortgage Assets	5.38%	10.26%	1.80%	5.14	1-Apr-44	305

(3) 26.2% ($552.5 million) of the Adjustable Rate Mortgage Portfolio Have No Periodic Caps. These assets are excluded from the weighted average periodic cap per year calculation.

Agency	Market Value	As a Percentage of Mortgage Assets	Pool Status	Market Value	As a Percentage of Mortgage Assets
Fannie Mae	$1,887,110,333	67.19%	Whole Pool	$1,788,688,765	63.68%
Freddie Mac	498,861,377	17.76%	Non Whole Pool	1,020,045,438	36.32%
Ginnie Mae	422,762,493	15.05%
Total Portfolio	$2,808,734,203	100.00%	Total Portfolio	$2,808,734,203	100.00%

Prepayment Speeds
Asset Category	Weighted Average One Month Prepayment Speeds (CPR)	Weighted Average Three Month Prepayment Speeds (CPR)
Adjustable Rate Mortgage Backed Securities	28.59%	31.42%
Hybrid Adjustable Rate Mortgage Backed Securities	18.34%	18.27%
Fixed Rate Mortgage Backed Securities	14.98%	17.76%
Fixed Rate Agency Debt	0.50%	7.95%
Fixed Rate CMO	20.89%	20.16%
Balloon Maturity Mortgage Backed Securities	15.59%	12.29%
Total: Mortgage Assets	25.12%	27.91%

On December 7, 2006, Prepayment Speeds were released for paydowns occurring in November 2006 (September - November for three month speeds). The numbers above reflect that data.

Portfolio Price and Duration
Weighted Average Purchase Price	$ 102.34
Weighted Average Current Price	$ 101.04
Modeled Effective Duration	0.884

	Internally Generated Market Value	% of Asset Class	% of Total Mortgage Assets
Adjustable Rate Mortgages
One Month LIBOR	$19,679,087	0.93%	0.71%
Moving Treasury Average	41,650,741	1.98%	1.49%
Cost Of Funds Index	341,836,740	16.23%	12.17%
Six Month LIBOR	118,089,456	5.61%	4.20%
Six Month CD Rate	2,002,823	0.10%	0.07%
One Year LIBOR	649,046,491	30.82%	23.11%
Conventional One Year CMT	556,702,951	26.44%	19.82%
FHA and VA One Year CMT	371,964,951	17.66%	13.24%
Other	4,844,600	0.23%	0.17%
Total ARMs	$2,105,817,840	100.00%	74.98%

Hybrid ARMs
Generic Fannie or Freddie Hybrid ARMs
13 - 18 Months to First Reset	$15,803,837	20.67%	0.56%
19 - 24 Months to First Reset	26,635,793	34.82%	0.95%
Total	$42,439,630	55.49%	1.51%

Agency Alt-A Hybrid ARMs
13 - 18 Months to First Reset	$6,370,551	8.33%	0.22%
19 - 24 Months to First Reset	0	0.00%	0.00%
25 - 36 Months to First Reset	10,335,633	13.51%	0.37%
37 - 47 Months to First Reset	0	0.00%	0.00%
Total	$16,706,184	21.84%	0.59%

GNMA Hybrid ARMs
13 - 24 Months to First Reset	$17,342,279	22.67%	0.62%
Total	$17,342,279	22.67%	0.62%

Total Hybrid ARMs	$76,488,093	100.00%	2.72%

Balloons
2.0 - 3.0 Years to Balloon Date	$16,548,157	40.84%	0.59%
3.01 - 4.0 Years to Balloon Date	14,998,506	37.02%	0.53%
4.01 - 4.5 Years to Balloon Date	8,970,329	22.14%	0.32%
Total Balloons	$40,516,992	100.00%	1.44%

	Internally Generated Market Value	% of Asset Class	% of Total Mortgage Assets
Fixed Rate Agency Debt
Feb 2010 Stated Final Maturity	$62,069,389	100.00%	2.21%
Total Fixed Rate Agency Debt	$62,069,389	100.00%	2.21%

Fixed Rate CMOs
Fixed Rate CMOs	$47,720,909	100.00%	1.70%
Total Fixed Rate CMOs	$47,720,909	100.00%	1.70%

Fixed Rate Assets
10yr Other (Seasoned, Low Avg Bal, Low FICO, etc.)	$1,557,348	0.33%	0.06%
15yr $85,000 Maximum Loan Size	59,535,810	12.50%	2.11%
15yr $110,000 Maximum Loan Size	3,959,799	0.83%	0.14%
15yr 100% Investor Property	579,321	0.12%	0.02%
15yr 100% FNMA Expanded Approval Level 3	645,116	0.14%	0.02%
15yr 100% Alt-A	31,531,890	6.62%	1.12%
15yr Geography Specific (NY, FL, VT, TX)	1,442,174	0.30%	0.05%
15yr Other (Seasoned, Low Avg Bal, Low FICO, etc.)	19,584,771	4.11%	0.70%
20yr Other (Seasoned, Low Avg Bal, Low FICO, etc.)	945,162	0.20%	0.03%
20yr 100% Alt-A	653,895	0.14%	0.02%
30yr $85,000 Maximum Loan Size	164,743,594	34.60%	5.87%
30yr $110,000 Maximum Loan Size	32,094,028	6.74%	1.14%
30yr 100% Investor Property	5,484,720	1.15%	0.20%
30yr 100% FNMA Expanded Approval Level 3	33,933,477	7.13%	1.21%
30yr 100% Alt-A	25,652,690	5.39%	0.91%
30yr Geography Specific (NY, FL, VT, TX)	3,583,003	0.75%	0.13%
30yr 100% GNMA Builder Buydown Program	3,800,088	0.80%	0.14%
30yr Other (Seasoned, Low Avg Bal, Low FICO, etc.)	86,394,094	18.15%	3.08%
Total Fixed Rate Collateral	$476,120,980	100.00%	16.95%

Total (All Mortgage Assets)	$2,808,734,203		100.00%
Total Cash and Short-Term Receivables	136,952,067
Long-Term Note Receivable From OFS	65,000,000
Total	$3,010,686,270

UNAUDITED Funding Information as of 12/29/2006

Repurchase Counterparties	Dollar Amount of Borrowings	Weighted Average Maturity in Days	Longest Maturity

Deutsche Bank (1)	$834,940,000	108	12-Sep-07
JP Morgan Secs	652,936,000	105	26-Nov-07
Nomura	463,410,000	101	15-Jun-07
WAMU	333,587,000	31	29-Jan-07
Countrywide Secs	206,220,000	86	8-May-07
BNP Paribas	92,155,000	25	14-Feb-07
Goldman Sachs	70,068,000	129	28-Aug-07
Bank of America	54,120,000	143	21-May-07
UBS Securities	21,514,650	24	22-Jan-07
RBS Greenwich Capital	12,729,000	14	12-Jan-07

Total	$2,741,679,650	92	26-Nov-07

(1) Includes $507 Million floating rate repo obligations